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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): SEPTEMBER 17, 2001

                                   CONOCO INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-14521                   51-0370352
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)             Identification No.)


                          600 NORTH DAIRY ASHFORD ROAD
                              HOUSTON, TEXAS 77079
              (Address of principal executive offices and zip code)


        Registrant's telephone number, including area code: 281-293-1000





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ITEM 5.  OTHER EVENTS

         On September 17, 2001 Conoco posted on its website an IR Gram relating to its acquisition of Gulf Canada. The IR Gram is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1     --  IR Gram posted on Conoco's website on September 17, 2001







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CONOCO INC.



                                          By: /s/ W. DAVID WELCH
                                             -----------------------------------
                                             Name: W. David Welch
                                             Title: Controller


Date: September 17, 2001



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         EXHIBIT NO.           DESCRIPTION OF EXHIBIT
         -----------           ----------------------
            99.1               IR Gram posted on Conoco's website on
                               September 17, 2001